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                                                                   EXHIBIT 10.16

SECOND AMENDMENT OF EMPLOYMENT AGREEMENT


        This Second Amendment of Employment Agreement (this "Amendment") is entered into as of December 2, 2000 by and between SciClone Pharmaceuticals, Inc. (the "Company") and Donald R. Sellers (the "Employee").

        WHEREAS, the Company and Employee entered into that certain Employment Agreement dated February 1, 1996 (the "Original Agreement"), which was subsequently amended pursuant to the Amendment of Employment Agreement (the "First Amendment")(the Original Agreement and the First Amendment collectively referred to as the "Agreement").

        WHEREAS, the Company and Employee desire to further amend the Agreement to (a) extend the termination date of the Agreement as set forth in Paragraph
4.1 of the Agreement and (b) increase the base salary of Employee as set forth in Paragraph 3.1 of the Agreement.

        NOW, THEREFORE, the Company and Employee agree that:

        1. The date "November 30, 1998" in Paragraph 4.1 is amended to "November 30, 2001."

        2. The first sentence of Paragraph 3.1 is amended in its entirety to read as set forth below:

                The Company agrees to pay Employee a base salary of $400,000; provided, however, that Employee has been awarded a salary increase to be commenced at his discretion. Employee has advised the Company that the new salary will be effective January 1, 2001. Therefore, the Company shall pay Employee a base salary of $432,000 (the "New Salary") effective as of that date.

        3. All other terms, conditions and restrictions contained in the Agreement shall continue in full force and effect.

        Pursuant to Section 6.5 of the Agreement, this Amendment when fully executed and delivered shall constitute an amendment thereto.






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        IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment of Employment Agreement as of the day and year first above written.


                                           "COMPANY"
                                           SCICLONE PHARMACEUTICALS, INC.


                                           By
                                             ---------------------------

                                           Its
                                              --------------------------

                                           "EMPLOYEE"



                                           -----------------------------
                                           Donald R. Sellers


















                       [SIGNATURE PAGE TO SECOND AMENDMENT
                            OF EMPLOYMENT AGREEMENT]